                                                                    EXHIBIT 99.4

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                      OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2
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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

FICO SCORE      FULL DOC   LIMITED (LIV) DOC   STATED (NIV) DOC   ALL DOCS       WAC     AVG PRIN BAL   CURRENT LTV
-------------- ---------   -----------------   ----------------   --------      -----    ------------   -----------
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550        1.04%          0.00%              0.03%            1.08%      7.495%    182,719.51      75.18%
551 TO 600        9.51%          0.07%              0.42%           10.01%      7.396%    150,650.96      80.08%
601 TO 650       33.38%          0.64%              2.96%           36.98%      6.893%    151,854.13      83.48%
651 TO 700       18.63%          0.99%             12.21%           31.83%      6.839%    161,830.33      83.24%
701 TO 750        5.49%          0.12%              9.30%           14.92%      6.702%    176,369.12      83.49%
751 TO 800        2.11%          0.10%              2.71%            4.92%      6.673%    180,208.29      83.78%
801 TO 850        0.09%          0.00%              0.17%            0.26%      6.747%    152,392.66      83.20%
                 -----           ----              -----           ------       -----     ----------      -----
TOTAL            70.27%          1.93%             27.80%          100.00%      6.893%    159,701.00      82.99%
                 -----           ----              -----           ------       -----     ----------      -----

LTV & FICO

                 FICO  501   551     601    651   701    751   801              AVG              GROSS     LIMITED    STATED
CURRENT LTV      <500 -550  -600    -650   -700  -750   -800  -850  TOTAL     PRIN BAL    WAC    MARGIN   (LIV) DOC  (NIV) DOC
---------------  ---- ----  -----  -----  -----  -----  ----  ----  ------   ----------  -----   ------   ---------  ---------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00        0.01%  0.00%  0.00%  0.01%  0.00% 0.00% 0.00%   0.01%   54,803.17  6.818    6.045      0.000%   45.305%
20.01 TO 30.00        0.00%  0.02%  0.04%  0.00%  0.00% 0.00% 0.00%   0.06%   81,544.61  6.654    5.543      0.000%   18.381%
30.01 TO 40.00        0.00%  0.04%  0.05%  0.02%  0.00% 0.00% 0.00%   0.11%  156,101.62  6.644    5.785      0.000%   56.028%
40.01 TO 50.00        0.02%  0.34%  0.08%  0.01%  0.03% 0.00% 0.00%   0.47%  167,231.26  6.808    5.990      0.000%   15.757%
50.01 TO 60.00        0.07%  0.26%  0.29%  0.17%  0.04% 0.02% 0.00%   0.85%  179,111.62  6.813    6.063      0.000%   22.352%
60.01 TO 70.00        0.21%  0.82%  1.04%  0.50%  0.15% 0.09% 0.00%   2.81%  238,309.91  6.511    5.759      6.708%   22.265%
70.01 TO 80.00        0.48%  4.99% 24.23% 23.25% 11.19% 3.58% 0.22%  67.93%  225,428.31  6.349    5.604      1.661%   32.548%
80.01 TO 90.00        0.29%  2.68%  3.64%  2.34%  0.92% 0.29% 0.00%  10.17%  181,163.69  7.225    6.365      3.558%    8.039%
90.01 TO 100.00       0.01%  0.86%  7.60%  5.54%  2.60% 0.94% 0.04%  17.59%   71,002.73  8.873    6.587      1.446%   22.201%
                      ----  -----  -----  -----  -----  ----  ----  ------   ----------  -----    -----      -----    ------
TOTAL                 1.08% 10.01% 36.98% 31.83% 14.92% 4.92% 0.26% 100.00%  159,701.00  6.893    5.768      1.933%   27.800%
                      ----  -----  -----  -----  -----  ----  ----  ------   ----------  -----    -----      -----    ------


PRIN BALANCE & FICO

                     FICO  501   551     601     651    701   751   801            CURRENT           GROSS     LIMITED    STATED
PRIN BALANCE        <=500 -550  -600    -650    -700   -750  -800  -850  TOTAL       LTV       WAC   MARGIN   (LIV) DOC  (NIV) DOC
------------------- ----- ----- -----  ------  -----  ------ ----  ----  ------   ---------   -----  ------   ---------  ---------
(50,000 increments)
1 TO 50,000               0.01%  0.28%  1.66%   1.31%  0.51% 0.17% 0.02%   3.95%    98.72%    9.782   6.361     1.63%      20.38%
50,001 TO 100,000         0.10%  0.95%  3.82%   3.08%  1.36% 0.46% 0.02%   9.80%    92.46%    8.592   6.376     1.51%      27.65%
100,001 TO 150,000        0.14%  2.06%  5.72%   4.40%  1.75% 0.39% 0.02%  14.47%    84.36%    7.109   5.921     0.91%      18.55%
150,001 TO 200,000        0.26%  1.89%  5.11%   3.77%  1.40% 0.56% 0.06%  13.04%    81.17%    6.603   5.786     1.87%      17.85%
200,001 TO 250,000        0.21%  1.67%  4.48%   3.67%  1.57% 0.51% 0.03%  12.13%    80.43%    6.509   5.753     1.90%      26.41%
250,001 TO 300,000        0.09%  1.06%  4.49%   3.23%  1.47% 0.85% 0.03%  11.22%    80.94%    6.493   5.794     1.41%      33.91%
300,001 TO 350,000        0.14%  0.70%  3.06%   3.31%  1.71% 0.44% 0.00%   9.36%    79.86%    6.391   5.642     2.27%      35.25%
350,001 TO 400,000        0.08%  0.67%  2.72%   3.13%  1.93% 0.47% 0.08%   9.10%    81.01%    6.449   5.722     2.80%      43.44%
400,001 TO 450,000        0.00%  0.29%  2.44%   2.97%  1.10% 0.29% 0.00%   7.09%    80.28%    6.440   5.698     2.71%      44.88%
450,001 TO 500,000        0.05%  0.27%  1.08%   1.41%  0.96% 0.43% 0.00%   4.20%    80.72%    6.265   5.530     1.23%      29.39%
500,001 TO 550,000        0.00%  0.12%  1.06%   0.42%  0.53% 0.06% 0.00%   2.19%    81.20%    6.311   5.494     5.45%      21.57%
550,001 TO 600,000        0.00%  0.06%  0.66%   0.47%  0.33% 0.13% 0.00%   1.64%    79.20%    6.311   5.631     7.82%       8.02%
600,001 TO 650,000        0.00%  0.00%  0.35%   0.42%  0.15% 0.00% 0.00%   0.92%    78.05%    6.023   5.290     0.00%       0.00%
650,001 TO 700,000        0.00%  0.00%  0.08%   0.15%  0.16% 0.07% 0.00%   0.46%    73.98%    6.067   5.316     0.00%       0.00%
700,001 TO 750,000        0.00%  0.00%  0.16%   0.00%  0.00% 0.08% 0.00%   0.24%    78.28%    6.492   5.660     0.00%       0.00%
850,001 TO 900,000        0.00%  0.00%  0.10%   0.10%  0.00% 0.00% 0.00%   0.20%    77.45%    6.186   5.431     0.00%       0.00%
                          ----  -----  -----   -----  -----  ----  ----  ------     -----     -----   -----     ----       -----
TOTAL                     1.08% 10.01% 36.98%  31.83% 14.92% 4.92% 0.26% 100.00%    82.99%    6.893   5.768     1.93%      27.80%
                          ----  -----  -----   -----  -----  ----  ----  ------     -----     -----   -----     ----       -----

PREPAYMENT PENALTY & FICO

 PREPAYMENT         501   551     601     651    701   751   801           CURRENT            GROSS     AVG       LIMITED   STATED
PENALTY TERM <=500 -550  -600    -650    -700   -750  -800  -850  TOTAL      LTV      WAC     MARGIN  PRIN BAL   (LIV) DOC (NIV) DOC
------------ ----- ----- -----  ------  -----  ------ ----  ----  ------  --------- --------  ------  ---------- --------- ---------
(whatever
increments)
0                  0.08%  1.02%  3.86%   2.87%  1.07% 0.24% 0.04%   9.18%  88.05%     8.0168  6.2098   88,453.69    1.25%    20.16%
12                 0.07%  0.51%  1.68%   2.01%  0.72% 0.48% 0.00%   5.47%  81.43%     6.7455  5.7616  229,741.82    5.62%    24.25%
24                 0.73%  6.48% 23.08%  20.22% 10.21% 3.73% 0.19%  64.64%  82.83%     6.8611  5.7665  168,322.13    1.69%    32.69%
36                 0.14%  1.94%  7.97%   6.06%  2.66% 0.44% 0.02%  19.22%  81.77%     6.5499  5.6139  177,896.87    2.05%    16.43%
60                 0.06%  0.06%  0.40%   0.68%  0.26% 0.05% 0.00%   1.50%  80.14%     6.3262  5.8083  227,671.78    1.67%    22.44%
                   ----  -----  -----   -----  -----  ----  ----  ------   -----      ------  ------  ----------    ----     -----
TOTAL              1.08% 10.01% 36.98%  31.83% 14.92% 4.92% 0.26% 100.00%  82.99%     6.8930  5.7680  159,701.00    1.93%    27.80%
                   ----  -----  -----   -----  -----  ----  ----  ------   -----      ------  ------  ----------    ----     -----

MORTG RATES & FICO

                                                                                                                    LIMITED  STATED
                     FICO 501     551   601    651    701   751   801            CURRENT          GROSS     AVG      (LIV)   (NIV)
MORTG RATES         <=500 -550   -600   -650   -700   -750  -800  -850  TOTAL      LTV     WAC    MARGIN  PRIN BAL    DOC     DOC
------------------  ----- ----  -----  -----  -----  -----  ----  ----  ------   ------- -------  ------ ---------- -------  ------
(50 bps increment)
4.501 TO 5.000            0.00%  0.00%  0.10%  0.14%  0.02% 0.00% 0.00%   0.26%   79.50%   4.999  4.3108 229,434.22   0.00%   0.00%
5.001 TO 5.500            0.00%  0.04%  2.67%  3.03%  1.36% 0.49% 0.00%   7.58%   79.04%   5.408  4.6959 265,387.81   4.20%   2.61%
5.501 TO 6.000            0.00%  0.29%  8.61%  6.84%  3.22% 1.07% 0.09%  20.11%   79.30%   5.852  5.1158 242,270.67   2.87%  10.12%
6.001 TO 6.500            0.05%  1.59%  8.92%  5.94%  4.72% 1.47% 0.09%  22.78%   79.93%   6.353  5.6327 229,589.26   1.59%  32.36%
6.501 TO 7.000            0.26%  3.08%  7.07%  6.83%  2.21% 0.82% 0.03%  20.30%   80.58%   6.830  6.0892 212,107.37   1.47%  38.76%
7.001 TO 7.500            0.42%  1.67%  2.81%  3.06%  0.55% 0.15% 0.02%   8.69%   82.85%   7.325  6.5311 179,953.92   1.31%  39.01%
7.501 TO 8.000            0.12%  1.75%  1.84%  1.63%  0.69% 0.17% 0.01%   6.22%   86.69%   7.815  6.9995 132,566.68   1.05%  37.64%
8.001 TO 8.500            0.12%  0.56%  0.74%  0.56%  0.75% 0.31% 0.01%   3.05%   92.62%   8.332  7.5124  91,503.56   0.49%  28.23%
8.501 TO 9.000            0.11%  0.44%  0.49%  0.98%  1.06% 0.41% 0.02%   3.52%   97.34%   8.867  7.9944  72,216.99   1.36%  48.13%
9.001 TO 9.500            0.00%  0.06%  0.37%  1.14%  0.23% 0.03% 0.00%   1.84%   99.20%   9.353  8.3671  61,635.08   0.80%  39.19%
9.501 TO 10.000           0.00%  0.02%  0.41%  1.05%  0.07% 0.00% 0.00%   1.55%   98.65%   9.822  9.0171  56,900.16   3.80%  38.25%
10.001 TO 10.500          0.00%  0.01%  0.63%  0.34%  0.02% 0.00% 0.00%   1.01%   99.22%  10.381       -  48,235.55   3.20%  33.89%
10.501 TO 11.000          0.00%  0.18%  1.61%  0.24%  0.02% 0.00% 0.00%   2.03%   99.35%  10.846       -  52,478.39   0.42%  16.09%
11.001 TO 11.500          0.00%  0.25%  0.52%  0.03%  0.00% 0.00% 0.00%   0.80%   99.78%  11.308       -  41,858.22   1.81%   5.63%
11.501 TO 12.000          0.00%  0.06%  0.18%  0.02%  0.00% 0.00% 0.00%   0.26%   99.86%  11.749       -  49,129.38   3.46%   4.84%
12.501 TO 13.000          0.00%  0.00%  0.00%  0.00%  0.00% 0.00% 0.00%   0.00%   88.40%  12.575       -  14,968.70   0.00%   0.00%
                          ----  -----  -----  -----  -----  ----  ----  ------    -----  -------  ------ ---------- ------   -----
TOTAL:                    1.08% 10.01% 36.98% 31.83% 14.92% 4.92% 0.26% 100.00%   82.99% 6.89296  5.7680 159,701.00   1.93%  27.80%
                          ----  -----  -----  -----  -----  ----  ----  ------    -----  -------  ------ ---------- ------   -----

MORTG RATES & LTV

                   LTV   LTV
MORTG RATES        0-10  11-20 21-30   31-40    41-50 51-60  61-70  71-80  81-90  91-100
------------------ ----  ----- -----   -----    ----- -----  -----  -----  -----  ------
(50 bps increment)
4.501 TO 5.000     0.00% 0.00%  0.00%   0.00%   0.00%  0.00%  0.00%  0.26%  0.00%   0.00%
5.001 TO 5.500     0.00% 0.00%  0.00%   0.03%   0.00%  0.02%  0.26%  7.24%  0.01%   0.03%
5.501 TO 6.000     0.00% 0.00%  0.01%   0.00%   0.05%  0.12%  0.64% 18.58%  0.58%   0.12%
6.001 TO 6.500     0.00% 0.00%  0.00%   0.01%   0.14%  0.18%  0.61% 19.31%  1.85%   0.67%
6.501 TO 7.000     0.00% 0.01%  0.02%   0.05%   0.17%  0.24%  0.76% 14.69%  2.67%   1.69%
7.001 TO 7.500     0.00% 0.00%  0.01%   0.03%   0.04%  0.16%  0.42%  4.84%  1.73%   1.46%
7.501 TO 8.000     0.00% 0.00%  0.00%   0.00%   0.08%  0.10%  0.06%  2.29%  1.92%   1.77%
8.001 TO 8.500     0.00% 0.00%  0.00%   0.00%   0.00%  0.02%  0.02%  0.59%  0.74%   1.68%
8.501 TO 9.000     0.00% 0.00%  0.00%   0.00%   0.00%  0.01%  0.01%  0.12%  0.49%   2.90%
9.001 TO 9.500     0.00% 0.00%  0.00%   0.00%   0.00%  0.00%  0.00%  0.01%  0.06%   1.77%
9.501 TO 10.000    0.00% 0.00%  0.00%   0.00%   0.00%  0.00%  0.02%  0.00%  0.06%   1.47%
10.001 TO 10.500   0.00% 0.00%  0.00%   0.00%   0.00%  0.00%  0.00%  0.00%  0.02%   0.98%
10.501 TO 11.000   0.00% 0.00%  0.00%   0.00%   0.00%  0.00%  0.00%  0.00%  0.03%   2.01%
11.001 TO 11.500   0.00% 0.00%  0.00%   0.00%   0.00%  0.00%  0.00%  0.00%  0.01%   0.79%
11.501 TO 12.000   0.00% 0.00%  0.00%   0.00%   0.00%  0.00%  0.00%  0.00%  0.00%   0.26%
12.501 TO 13.000   0.00% 0.00%  0.00%   0.00%   0.00%  0.00%  0.00%  0.00%  0.00%   0.00%
                   ----  ----   ----    ----    ----   ----   ----  -----  -----   -----
TOTAL:             0.00% 0.01%  0.06%   0.11%   0.47%  0.85%  2.81% 67.93% 10.17%  17.59%
                   ----  ----   ----    ----    ----   ----   ----  -----  -----   -----

                                                                STATED
                                    GROSS               LIMITED (NIV)
MORTG RATES         TOTAL  AVG FICO MARGIN AVG PRIN BAL  (LIV)   DOC
------------------ ------  -------- ------ ------------ ------- ------
(50 bps increment)
4.501 TO 5.000       0.26%  656.620  4.311   229,434.22   0.00%  0.00%
5.001 TO 5.500       7.58%  671.250  4.696   265,387.81   4.20%  2.61%
5.501 TO 6.000      20.11%  664.850  5.116   242,270.67   2.87% 10.12%
6.001 TO 6.500      22.78%  664.070  5.633   229,589.26   1.59% 32.36%
6.501 TO 7.000      20.30%  650.400  6.089   212,107.37   1.47% 38.76%
7.001 TO 7.500       8.69%  637.610  6.531   179,953.92   1.31% 39.01%
7.501 TO 8.000       6.22%  636.710  6.999   132,566.68   1.05% 37.64%
8.001 TO 8.500       3.05%  659.570  7.512    91,503.56   0.49% 28.23%
8.501 TO 9.000       3.52%  677.550  7.994    72,216.99   1.36% 48.13%
9.001 TO 9.500       1.84%  670.170  8.367    61,635.08   0.80% 39.19%
9.501 TO 10.000      1.55%  662.870  9.017    56,900.16   3.80% 38.25%
10.001 TO 10.500     1.01%  643.630      -    48,235.55   3.20% 33.89%
10.501 TO 11.000     2.03%  624.500      -    52,478.39   0.42% 16.09%
11.001 TO 11.500     0.80%  612.770      -    41,858.22   1.81%  5.63%
11.501 TO 12.000     0.26%  617.100      -    49,129.38   3.46%  4.84%
12.501 TO 13.000     0.00%  599.000      -    14,968.70   0.00%  0.00%
                   ------   ------- ------   ----------   ----  -----
TOTAL:             100.00%  656.860  5.768   159,701.00   1.93% 27.80%
                   ------   ------- ------   ----------   ----  -----